SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 23, 2003

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2003-2

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106575	31-1750007
Delaware	333-106575-01	51-6545473
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1680 Capital One Drive, McLean, Virginia	22102
c/o Wilmington Trust Company, Rodney Square North,
1100 North Market Street, Wilmington, Delaware	19890
(Address of Principal Executive Offices)	(Zip Code)

(703) 720-1000

(302) 651-1119

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

The Registrant and the Co-Registrant are filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (the “Notes”) by Capital One Prime Auto Receivables Trust 2003-2 described in the Final Prospectus Supplement dated September 10, 2003.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2003-2 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 23, 2003	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ JEFFERY ELSWICK
	Name:	Jeffery Elswick
	Title:	President

September 23, 2003	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-2

By: CAPITAL ONE AUTO RECEIVABLES, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2003-2

	By:	/s/ JEFFERY ELSWICK
	Name:	Jeffery Elswick
	Title:	President